UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 19, 2022
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is a press release dated October 20, 2022 issued by Virtus Investment Partners, Inc. (the “Company”).

Item 8.01 Other Events.

On October 19, 2022, a wholly owned subsidiary of the Company entered into an equity purchase agreement (the “Purchase Agreement”) with Natixis ASG Holdings, Inc. (the “Seller”), AlphaSimplex Group, LLC (“AlphaSimplex”), and, solely for certain provisions of the Purchase Agreement, Natixis Investment Managers, LLC, to acquire 100% of the issued and outstanding equity interests of AlphaSimplex from the Seller upon the terms and conditions contained in the Purchase Agreement, which include customary regulatory approvals, representations, warranties, covenants, indemnification and escrow provisions, and termination rights as well as customary closing conditions. The transaction is expected to close near the end of the first quarter of 2023; however, there can be no assurances that these regulatory approvals and closing conditions will be received or satisfied, respectively, or that the acquisition will close on the terms contemplated by the Purchase Agreement, or at all.

Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. These forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Company disclaims any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, new estimates, or other factors, events or circumstances after the date of this Current Report on Form 8-K, except where required by law.

Item 9.01 Financial Statements and Exhibits.

    (d)     Exhibits

99.1    Press release of Virtus Investment Partners, Inc., dated October 20, 2022.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	October 20, 2022	By:	/s/ Wendy J. Hills
		Name:	Wendy J. Hills
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary